Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Phoenix International Ventures, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Teja N. Shariff, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Phoenix International Ventures, Inc. and will be retained by Phoenix International Ventures, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

May 16, 2011	By:	/s/ Teja N. Shariff
Teja N. Shariff
Chief Financial Officer
(Principal Accounting and Financial Officer)